SUPPLEMENTAL AGREEMENT

                             DATED December 29, 1995

                                     BETWEEN

                                 COMDISCO, INC.

                                       and

                          NATIONAL WESTMINSTER BANK PLC
                                   as Arranger

                                 CREDIT LYONNAIS
                                DEUTSCHE BANK AG
                            UNION BANK OF SWITZERLAND
                                  as Co-Agents

                                       and

                                    THE BANKS

                                       and

                          NATIONAL WESTMINSTER BANK PLC
                                as Facility Agent

                                       and

                          NATIONAL WESTMINSTER BANK PLC
                                as Swingline Agent
                        --------------------------------
                         relating to an Agreement dated
                                December 30, 1994
                    providing for a revolving credit facility
                            of up to U.S.$150,000,000
                         -------------------------------

THIS SUPPLEMENTAL AGREEMENT is made on December 29, 1995 between:

(1)      COMDISCO, INC. (the "Company");

(2)      NATIONAL WESTMINSTER BANK PLC as arranger and administrative agent;

(3)      CREDIT LYONNAIS, DEUTSCHE BANK AG and UNION BANK OF SWITZERLAND as
         Co-Agents;

(4) THE BANKS listed on the signatory pages to this Supplemental Agreement as Banks;

(5)      NATIONAL WESTMINSTER BANK PLC as facility agent (the "Facility Agent");
         and

(6)      NATIONAL WESTMINSTER BANK PLC as swingline agent(the"Swingline Agent").

WHEREAS:

(A) This Supplemental Agreement is supplemental to a facility agreement dated December 30, 1994 (the "Facility Agreement");

(B) the Company has requested and the Banks have agreed that the Commitment Period of the Facility be extended in accordance with Clause 2.4 of the Facility Agreement with the result that the new Expiry Date is December 13, 1996;

(C) at the request of the Company, the Banks have agreed to extend the Final Maturity Date of the Facility; and

(D) the parties to this Supplemental Agreement have agreed that certain changes shall be made to the terms of the Facility Agreement, as set out in Clause 2.1 below.

IT IS AGREED as follows:

1.       INTERPRETATION

         (a) A term defined in the Facility Agreement has, unless this Supplemental Agreement or the context otherwise requires, the same meaning when used in this Supplemental Agreement.

         (b) Clause 1.2 of the Facility Agreement is deemed to be set out in this Supplemental Agreement as if references therein to the Facility Agreement are references to this Supplemental Agreement.

         (c) "Effective Date" means, subject to satisfaction of the conditions precedent set out in Clause 4, December 30, 1995.

2.       AMENDMENTS TO THE FACILITY AGREEMENT

2.1 Subject to the satisfaction of the condition in Clause 4 below the Facility Agreement is amended as follows:

          (a)     The following new definitions shall be added to Clause 1.1:

                  "Long Term Debt Rating"

                  means, on any date, the Company's senior unsecured non credit-enhanced long term debt rating as determined by a Rating Agency.

                  "Rating Agency"

                  means each of Standard & Poor's Ratings Group and Moody's Investors Service, Inc..

         (c)      In Clause 1.1:

                  the  definitions  of "CD Margin",  "Final  Maturity  Date" and
                  "LIBOR   Margin"  shall  be  deleted  and  replaced  with  the
                  following:

                  ""CD Margin"

                  means, in the case of each CD Advance:

                  (a) where on the applicable Rate Fixing Day the Company's Long Term Debt Rating is BBB+ or Baa1 or higher, 0.425 per cent. per annum;

                  (b) where on the applicable Rate Fixing Day the Company's Long Term Debt Rating is BBB or Baa2, 0.45 per cent. per annum; and

                  (c) where on the applicable Rate Fixing Day the Company's Long Term Debt Rating is BBB- or Baa3 or lower or is unrated, 0.525 per cent. per annum,

                  and, where the Company's Long Term Debt Rating as determined by a Rating Agency is of a different grade to that determined by the other Rating Agency, the higher of the two ratings shall apply for the purposes of calculating the applicable CD Margin."

                  ""Final Maturity Date"

                  means December 13, 1997."

                  ""LIBOR Margin"

                  means, in the case of each LIBOR Advance:

                  (a) where on the applicable Rate Fixing Day the Company's Long Term Debt Rating is BBB+ or Baa1 or higher, 0.30 per cent. per annum;

                  (b) where on the applicable Rate Fixing Day the Company's Long Term Debt Rating is BBB or Baa2, 0.325 per cent. per annum; and

                  (c) where on the applicable Rate Fixing Day the Company's Long Term Debt Rating is BBB- or Baa3 or lower or is unrated, 0.40 per cent. per annum.

                  and, where the Company's Long Term Debt Rating as determined by one Rating Agency is of a different grade to that determined by the other Rating Agency, the higher of the two ratings shall apply for the purposes of calculating the applicable LIBOR Margin."

(c) Clause 20.1(a) (Facility Fee) shall be deleted and replaced with the following:

         "20.1    Facility Fee

         (a) The Company shall pay to the Facility Agent for the account of each Bank a facility fee in Dollars computed on the amount of that Bank's Commitment during the period from December 30, 1995 up to and including the Expiry Date for that Bank, computed at the following rates:

                  (i) where the Company's Long Term Debt Rating is BBB+ or Baa1 or higher, 0.10 per cent. per annum;

                  (ii) where the Company's Long Term Debt Rating is BBB or Baa2, 0.125 per cent. per annum; and

                  (iii) where the Company's Long Term Debt Rating is BBB- or Baa3 or lower or is unrated, 0.15 per cent. per annum.

                  Any change to the rate used in the computation of Facility Fee shall become effective on the day on which the Company's revised Long Term Debt Rating is published by the relevant Rating Agency. Where the Company's Long Term Debt Rating as determined by one Rating Agency is of a different grade to that determined by the other Rating Agency, the higher of the two ratings shall apply for the purposes of calculating the Facility Fee."

(d) Part I of Schedule 1 (The Banks and Commitments) shall be deleted and replaced with the form set out in Schedule 1 to this Supplemental Agreement.

3.       REPRESENTATIONS AND WARRANTIES

         The Company represents and warrants to the Facility Agent and the Banks that:

         (a) Powers and authority: It has the power to enter into and perform, and has taken all necessary action to authorise the entry into, performance and delivery of, this Supplemental Agreement and the transactions contemplated by this Supplemental Agreement.

         (b) Legal Validity: This Supplemental Agreement constitutes its legal, valid and binding obligation.

         (c) Non-conflict: The entry into and performance by it of,and the transactions contemplated by, this Supplemental Agreement do not and will not:

                  (i)      conflict with any law or regulation or any official
                           or judicial  order  applicable to it;      or

                  (ii)     conflict with its constitutive documents; or

                  (iii) conflict with any document which is binding on it or any of its assets.

         (d) Authorisations: All authorisations, approvals, consents, licences, exemptions, filings, registrations, notarisations and other matters, official or otherwise, required or desirable in connection with the entry into, performance, validity and enforceability of, and the transactions contemplated by this Supplemental Agreement have been obtained or effected (as appropriate) and are in full force and effect.

         (e) Material Adverse Change: There has been no material adverse change in the consolidated financial condition of the Group since September 30, 1995.

         (f) Representations and Warranties in the Facility Agreement: The representations and warranties set out in Clause 15.1 of the Facility Agreement are true as if made on the date of this Supplemental Agreement and as if references in that Clause to the Facility Agreement were references to the Facility Agreement as amended by this Supplemental Agreement.

4.       CONDITIONS PRECEDENT

         (a) Clause 2 above shall come into effect when the Facility Agent has confirmed to the Company and the Banks (which confirmation the Facility Agent undertakes to give promptly) that it has received a legal opinion from any of the Senior Vice President
                  - Legal, Vice President and General Counsel or Vice President and Associate General Counsel of the Company, reaffirming the matters set forth in his opinion delivered pursuant to Clause 4.1(a)(iv) of the Facility Agreement with reference to this Supplemental Agreement and the Facility Agreement as amended hereby.

         (b) If the above condition is not satisfied on or prior to January 6, 1996 (or such later date as may be agreed between the Company and the Facility Agent) this Supplemental Agreement will lapse and (with the exception of Clauses 1, 5 and 6) shall cease to have any effect.

5.       INCORPORATION

         (a)      This Supplemental Agreement is a Finance Document.

         (b) This Supplemental Agreement is deemed to be incorporated as part of the Facility Agreement.

         (c) Except as otherwise provided in this Supplemental Agreement, the Finance Documents remain in full force and effect.

6.       MISCELLANEOUS

         The provision of Clauses 11 (Payments), 22 (Stamp Duties), 23 (Amendments, Waivers, Remedies Cumulative), 30 (Jurisdiction) and 32 (Counterparts) of the Facility Agreement shall apply to this Supplemental Agreement as though they were set out in this Supplemental Agreement, but as if references in those Clauses to the Facility Agreement are references to this Supplemental Agreement.

7.       GOVERNING LAW

         This Supplemental Agreement is governed by English law.

AS WITNESS the hands of the parties (or their duly authorised representatives) on the date which appears first on page 1.

                                                                      SCHEDULE 1
                                   Schedule 1

                    PART I - The Underwriters and Commitments

                            THE BANKS AND COMMITMENTS



Banks                                                               Commitments
                                                                        U.S.$

NATIONAL WESTMINSTER BANK PLC                                      19,333,333.34
CREDIT LYONNAIS                                                    18,000,000.00
DEUTSCHE BANK AG                                                   18,000,000.00
UNION BANK OF SWITZERLAND                                          18,000,000.00
BARCLAYS BANK PLC                                                  13,333,333.33
BHF-BANK                                                           13,333,333.33
BAYERISCHE HYPOTHEKEN-UND WECHSEL-BANK AG, NEW YORK                10,000,000.00
BRANCH
BAYERISCHE VEREINSBANK                                             10,000,000.00
DRESDNER BANK AG                                                   10,000,000.00
NORDDEUTSCHE LANDESBANK GIROZENTRALE                               10,000,000.00
WESTDEUTSCHE LANDESBANK GIROZENTRALE                               10,000,000.00


Total Commitments                                                 150,000,000.00

                                   SIGNATORIES


Company

COMDISCO, INC.

By:      EDWARD A. PACEWICZ



Arranger

NATIONAL WESTMINSTER BANK PLC

By:      ERNEST V. HODGE



Co-Agents

CREDIT LYONNAIS CHICAGO BRANCH

By:      ATTILA KOC



CREDIT LYONNAIS CAYMAN ISLANDS BRANCH

By:      ATTILA KOC



DEUTSCHE BANK AG CHICAGO BRANCH AND/OR CAYMAN ISLANDS BRANCH

By:      DAVID S. BERGER            By:     HANS RODERICH



UNION BANK OF SWITZERLAND

By:      DENIS J. CAMPBELL IV       By:     ANDREW TAYLOR




Banks


NATIONAL WESTMINSTER BANK PLC

By:      ERNEST V. HODGE



CREDIT LYONNAIS CHICAGO BRANCH

By:      ATTILA KOC



CREDIT LYONNAIS CAYMAN ISLAND BRANCH

By:      ATTILA KOC



DEUTSCHE BANK AG CHICAGO BRANCH AND/OR CAYMAN ISLANDS BRANCH

         By:      DAVID S. BERGER           By:      HANS RODERICH



UNION BANK OF SWITZERLAND

By:      DENIS J. CAMPBELL IV       By:     ANDREW TAYLOR



BARCLAYS BANK PLC


By:      PAUL McALLISTER



BHF-BANK

By:      LINDA PACE                         By:      DAVID FRAENKEL



BAYERISCHE HYPOTHEKEN-UND WECHSEL-BANK AG, NEW YORK BRANCH

By:      WOLFGANG H. HAUGK By:      WOLFGANG NOVOTNY



BAYERISCHE VEREINSBANK AG

By:      ED C. BENNETT              By:     MARTIN J. O'MALLEY



DRESDNER BANK AG, CHICAGO AND GRAND CAYMAN BRANCHES

By:      JOHN D. SINSHEIMER         By:     WILLIAM J. MURRAY



NORDDEUTSCHE LANDESBANK GIROZENTRALE

By:      STEPHEN K. HUNTER By:      PETRA FRANK-WITT



WESTDEUTSCHE LANDESBANK GIROZENTRALE, NEW YORK
AND CAYMAN ISLANDS BRANCHES

By:      VINCENT J. PORTELLA        By:     LAURA SPICHIGER




Facility Agent

NATIONAL WESTMINSTER BANK PLC

By:      ERNEST V. HODGE


Swingline Agent

NATIONAL WESTMINSTER BANK PLC


By:      ERNEST V. HODGE